Exhibit 99.1

Cano Health Files Preliminary Proxy Statement with the SEC to initiate plan for Reverse Stock Split

MIAMI, FL, October 5, 2023 /PRNewswire/— Cano Health, Inc. (“Cano Health” or the “Company”) (NYSE: CANO) today announced that it has filed a preliminary proxy statement with the SEC regarding a special stockholders’ meeting to authorize Cano Health’s Board of Directors to effect a reverse stock split of the Company’s Class A and Class B common stock (the “Common Stock”) at a ratio of 1-for-60, with the Board having the right to adjust such ratio down to 1-for-5 and up to 1-for-100 (the “Reverse Stock Split”). The Board will determine the final split ratio after stockholder approval and would retain the authority to abandon the Reverse Stock Split at any time or to delay or postpone it.

The Reverse Stock Split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares.

As previously disclosed, the Company believes the Reverse Stock Split will enable it to regain compliance with the price criteria of Section 802.01C of the NYSE Listed Company Manual (the “Listing Rule”), as well as to allow the Company’s Common Stock to be more attractive to a broader range of investors.

At the special stockholders’ meeting, the proposed Reverse Stock Split requires the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, voting as a single class. ITC Rumba, LLC, Cano Health’s largest stockholder with approximately 30% of the voting power of the Company’s Class A and Class B common stock as of September 30, 2023, has reaffirmed to the Company its intent to vote in favor of the Reverse Stock Split. Also, certain current and former members of management and the Board, acting in their respective roles as individual stockholders, who together hold approximately 20% of the combined voting power, are expected to sign a voting agreement as a demonstration of their support of the Reverse Stock Split.

Stockholders may obtain a free copy of the preliminary proxy statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or on the Company’s Investor Relations website at investors.canohealth.com/ir. The Company will file with the SEC and distribute to its stockholders a definitive proxy statement regarding the special stockholders’ meeting and the Reverse stock split proposal. The Company plans to issue another press release when the definitive proxy statement is filed and upon completion of the Reverse Stock Split.

Completion of the proposed Reverse Stock Split is subject to market and other customary conditions, including obtaining stockholder approval. However, there are no assurances that the Reverse Stock Split will be completed, that it will result in an increased per share price or achieve its other intended effects. The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines that implementing it is no longer in the best interests of the Company and its stockholders.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 365,000 members. Founded in 2009, with its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves through its primary care medical centers and supporting affiliated providers. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Cano Health’s control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) the Company’s plans to regain compliance with the Listing Rule; (ii) the Company’s plans to implement the Reverse Stock Split; and (iii) the Company’s expectations that ITC Rumba, LLC and certain current and former members of management and the Board intend to vote in favor of the Reverse Stock Split. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on Cano Health’s results of operations and financial condition. Important risks and uncertainties that could cause Cano Health’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to Cano Health’s services; changes in Cano Health’s strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; Cano Health’s ability to realize expected financial results; Cano Health’s ability to predict and control its medical cost ratio; Cano Health’s ability to integrate its acquisitions and achieve the desired synergies; Cano Health’s ability to maintain its relationships with health plans and other key payors; Cano Health’s future capital requirements and Cano Health’s sources and uses of cash, including funds to satisfy its liquidity needs; Cano Health’s ability to attract and retain members of management and its Board of Directors; and/or Cano Health’s ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in Cano Health’s filings with the SEC, including, without limitation, in Cano Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023 (the “2022 Form 10-K”), as well as Cano Health’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that Cano Health has filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on Cano Health’s website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to: (i) regain compliance with the NYSE Listing Rule, whether due to difficulties in implementing the Company’s business strategy, such as resulting from less than expected liquidity and/or difficulties and/or delays in consummating one or more transactions, in whole or in part, to sell all or part of the Company and/or difficulties and/or delays in consummating the Reverse Stock Split on the expected timeline (whether due to difficulties in obtaining stockholder approval or otherwise) and the impact of future decreases in the price of shares of the Company’s Class A common stock due to, among other things, the announcement of the split, our inability to make our stock more attractive to a broader range of investors or an inability to increase the stock price in an amount sufficient to satisfy compliance with the NYSE’s Listing Rule; (ii) difficulties and/or delays in obtaining stockholder consent for the Reverse Stock Split and/or less than the expected results and impact on the price of shares of the Company’s Class A common stock as a result of implementing the Reverse Stock Split, such as due to less than anticipated future financial results, less than expected liquidity, unanticipated demands on Cano Health’s available sources of cash, higher than anticipated costs, tightness in the credit or M&A markets, higher interest rates, less than anticipated cost reductions from Cano Health’s restructuring activities and/or a sustained higher inflationary environment; and/or (iii) difficulties and/or delays in obtaining stockholder consents for the Reverse Stock Split from ITC Rumba, LLC and/or certain current or former members of management and the Board. For a detailed discussion of other risks and uncertainties that could cause Cano Health’s actual results to differ materially from those expressed or implied by Cano Health’s forward-looking statements, please refer to Cano Health’s filings with the SEC, including, without limitation, Cano Health’s 2022 Form 10-K. Factors other than those listed above could also cause Cano Health’s results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, Cano Health undertakes no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Additionally, the business and financial materials and any other statement or disclosure on or made available through Cano Health’s websites or other websites referenced herein shall not be incorporated by reference into this release.